. . . OceanFirst Financial Corp. Investor Presentation January 2019

I N V E S T O R P R E S E N T A T I O N . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

. . . About OceanFirst Financial Corp. 3

I N V E S T O R P R E S E N T A T I O N . . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $1.1 billion 1 • Bank Holding Company with National Bank Subsidiary • Founded in 1902 • Asset Value of $7.5 billion 2 • 59 Full-Service Branches in Central and Southern New Jersey 2 Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 1 As of January 22, 2019 4 2 As of December 31, 2018

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 48 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 5

I N V E S T O R P R E S E N T A T I O N . . . Commitment to Execution Our Recent Accomplishments... …Lead to Our Path Forward • Four Acquisitions Closed in Three Years • Local to Regional Scale • Capital Bank of New Jersey Acquisition • Increased Investment in Direct Banking & Announced October 2018; Expected Digital Engagement Closing January 31, 2019 • Maximizing Real Estate to Anticipate the • Consolidated 33 Branches in the Last Evolving Needs of our Employees and Two Years with Nominal Deposit Customers Losses, while Realizing Substantial Cost Savings • Further Loan Portfolio Diversification: Sector, Industry, Geography and Vintage • Building a “Digital Culture” Throughout the Bank • Strong Total Shareholder Return 6

. . . Our Business 7

I N V E S T O R P R E S E N T A T I O N . . . Fourth Quarter 2018 Highlights Financial Highlights Operational Highlights • Core Net Income of $26.0 million • Acquisition of Capital received • Up 75% y/y approval from Office of the • Core Diluted EPS of $0.54 Comptroller of the Currency (OCC) in • Up 20% y/y December 2018 and Capital Stockholders on January 23, 2019. • Net Interest Margin of 3.68% Closing is scheduled for January 31, • Up 26 basis points y/y 2019 with full integration in Q2 2019 • Strong Core ROA of 1.38% and • Branch consolidation Core ROTE of 15.19% • 17 completed in Q2 2018 • On October 25, 2018, announced planned acquisition of Capital Bank of • 7 planned in 2019 New Jersey (Capital) • Core deposits 1 represent 85% of total • Refer to page 32 deposits, an effective hedge against rising interest rates, with cost of deposits of only 48 bps 8 1 All deposits except certificates of deposit

I N V E S T O R P R E S E N T A T I O N . . . Net Interest Margin Operational Highlights Net Interest Margin 2 3.90 • Cost of deposits increased only 3.80 3.78 9 bps from 3Q18 to 4Q18 3.70 • Non-interest bearing deposits 3.60 are 20% of average balance of 3.50 3.45 1 total deposits 3.40 Percentage 3.30 • Balanced interest rate risk 3.20 position 3.10 3.00 2.90 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 OceanFirst Bank Peer Average 1 Based on average balances for the three months ended December 31, 2018 9 2 Source: Bank Reg Data

I N V E S T O R P R E S E N T A T I O N . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 7,000 125 AverageDeposits Per Branch ($ Millions) Strength and Durability of Low-Cost 6,000 Deposit Position 100 • Target average branch size above 5,000 $100 million 75 • Deploying Video Teller Machines across 4,000 footprint 3,000 • Cost of deposits increased 16 bps in 4Q 50 2018 as compared to the prior year quarter, Total Deposits ($ ($ Millions) Deposits Total 2,000 a deposit beta of 16% in relation to the 25 change in the Federal Funds rate from 1,000 December 2017 to December 2018 0 0 2013* 2014* 2015* 2016* 2017* 2018* Total Deposits Average Deposits Per Branch 10 *As of December 31,2018

I N V E S T O R P R E S E N T A T I O N . . . Loan Composition Emphasizes Commercial Total Loans Outstanding Loans by Customer Segment - 2018 2014* 2015* 45% 2016* 55% 2017* 2018* Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans 11 *As of December 31, 2018

I N V E S T O R P R E S E N T A T I O N . . . Conservative CRE Portfolio Reflects Strategic Execution CRE to Total Risk Based Capital 0 100 200 300 400 500 600 700 800 900 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Capacity to grow Investor Peer 7 CRE by $244 million while Peer 8 remaining under 300% Peer 9 Peer 10 OceanFirst Bank 265  OceanFirst Actual Peer 11 Peer Group Average 334  Peer Group Average Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 Peer 23 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BMTC, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NFBK, NWBI, ORIT, PFS, PGC, SASR, STBA, TMP, TOWN, UVSP, WSBC and WSFS. Source: BankRegData.com 12 As of September 30, 2018

I N V E S T O R P R E S E N T A T I O N . . . Generating Consistent & Attractive Returns 16.0% 1.50% 1.35% 14.0% 1.20% 12.0% 1.05% Return on Assets 10.0% 0.90% 8.0% 0.75% 0.60% 6.0% 0.45% 4.0% 0.30% Return on Tangible Common Equity on Tangible Return 2.0% 0.15% 0.0% 0.00% 2014 2015 1 2016 1 2017 1 2018 1 Core Return on Tangible Common Equity Core Return on Assets • Continued focus on improving efficiencies through acquisition synergies and branch consolidations 1 For 2015, 2016, 2017 and 2018, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017 and 2018, also excludes the effect of branch consolidation expense and the additional income tax expense (benefit) 13 related to the Tax Cuts and Jobs Act.

I N V E S T O R P R E S E N T A T I O N . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.15% 1 0.07% 0.15% 0.10% 0.05% 1.20% 1.06% 1.00% 0.91% 0.80% 0.60% 0.52% 0.40% 0.35% 0.31% 0.20% Performing Loans as Percent of Total Loans ReceivableLoans of Total Percent as Loans Performing - Non 0.00% 2014 2015 2016 2017 2018 Residential Consumer Commercial Real Estate Commercial & Industrial 1 Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this 14 charge-off, the ratio is 0.45%.

. . . Our Strategy 15

I N V E S T O R P R E S E N T A T I O N . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 $475 million $2,044 million Expected Capital Bank of New Jersey $80 million $495 million January 31, 2019 Weighted average 1 : Price/Tangible Book Value 156%; Core Deposit Premium 9.1% 16 1 At time of announcement

I N V E S T O R P R E S E N T A T I O N . . . New Jersey Expansion Opportunities • New Jersey is a strong market 1 • Statewide Total Population of 8.9 million • Most densely populated state • 11th most populous state • Median household income of $72,000 • Significant opportunities for acquisitions to build customer base • Administrative offices established in Red Bank, NJ, consolidating 19 operating facilities to two locations • Support expansion in Metropolitan Philadelphia Population of 4.3 million with deposits of $130 billion and Metropolitan New York Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 17 1 US Census Bureau

I N V E S T O R P R E S E N T A T I O N . . . Regional Opportunities for M&A Philadelphia Area New York City Metro Area • 4 Banks with Assets Between $400M and $1B • 6 Banks with Assets Between $400M and $1B • 11 Banks with Assets Between $1B and $10B • 6 Banks with Assets Between $1B and $10B New Jersey • 15 Banks with Assets Between $400M and $1B • 19 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2018 18 Source: FDIC

I N V E S T O R P R E S E N T A T I O N . . . Data Driven Digital Strategy Mobile Apps Online Banking Digital Services 90-Day Active 90-Day Active • Online Banking, Mobile & Tablet Apps Up 57% y/y Up 44% y/y • Biometric ID verification • Remote Check Deposit • Bill Pay Monthly Bills Mobile Deposits • Pop Money (P2P) Paid Digitally Up 81% y/y • Money Management (PFM) Up 30% y/y • Online Account Opening • eWallets: Apple, Samsung & Google 100% Certified Digital Bankers • Digital Loyalty Programs • Card Valet Fraud Mitigation All branch staff are now trained to support our • Extended Hours Video Banking customers’ use and adoption of digital services. • Delivering results that are measurable, repeatable, and scalable, which: • Increase customer retention • Reduce cost to serve • Increase share of wallet • Anticipate and support evolving customer needs 19 Data as of December 31, 2018

I N V E S T O R P R E S E N T A T I O N . . . Organic Digital Banking Initiatives • Hybrid robo-advisor product offered • Spending (checking) account designed by our partner RIA, NestEgg for digitally focused customers • Replacing prior third-party • Features aligned with Best-In-Class, broker/dealer investment sales like Finn by Chase program • Branded with fun, timely, and hip • Launched in September, 2018 advertising campaign • Branch training complete, hardware • GeoTargeting inside/contiguous to installed, sales underway OceanFirst footprint • Conversion of existing broker/dealer • Digital marketing campaign launched accounts scheduled for 2Q19 in December, 2018 20

I N V E S T O R P R E S E N T A T I O N . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 21

I N V E S T O R P R E S E N T A T I O N . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to Shareholders $45 $40 • Stable & competitive dividend $35 • 88th consecutive quarter $30 • Historical Payout Ratio of 30% to 40% $25 • Repurchased 459,000 shares in 4Q18; $20 1.3 million shares remain available for $15 repurchase Annual Return of Capital ($ ($ Millions) of Capital Return Annual $10 $5 • Strategic acquisitions in critical new $0 markets 2013 2014 2015 2016 2017 2018 Total Shareholder Return Cash Dividends Share Repurchases • December 31, 2012 to December 31, Total Cash Returned to Shareholders: 2018 of 93%; CAGR 12% $123.1 million 22

I N V E S T O R P R E S E N T A T I O N . . . An Experienced Management Team Years at Executive Title Selected Experience OceanFirst Chairman, President, Patriot National Bancorp Christopher D. Maher 5 Chief Executive Officer Dime Community Bancshares Executive Vice President, Wachovia Bank N.A. Joseph J. Lebel III 12 Chief Operating Officer First Fidelity Executive Vice President, Michael J. Fitzpatrick 26 KPMG Chief Financial Officer Executive Vice President, BISYS Banking Solutions Joseph R. Iantosca 14 Chief Information Officer Newtrend LLC Executive Vice President, Thacher Proffit & Wood Steven J. Tsimbinos 8 General Counsel Lowenstein Sandler PC Executive Vice President, Office of the Comptroller of the Currency Grace M. Vallacchi 1 Chief Risk Officer First Union Executive Vice President, Sun National Bancorp Michele Estep 1 Chief Administrative Officer Key Bank • Substantial insider ownership of 9.5%, including Directors and Executive Officers, ESOP and OceanFirst Foundation. 23

I N V E S T O R P R E S E N T A T I O N . . . OceanFirst Foundation: Serving Our Communities • Over $37 million has been granted to organizations serving OceanFirst’s market • Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012 • First foundation established in the country during a mutual conversion to IPO (July 1996) • Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017 • OceanFirst Foundation has assets of $28 million 24

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 48 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 25

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 26

. . . Appendix 27

I N V E S T O R P R E S E N T A T I O N . . . Colonial American Bank Acquisition • 100% Stock deal, valued at $11.9 million • In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Supports Retail • Favorable financial terms (adjusted for DTA realization Expansion in High of $2.3 million) 1 Value Communities • Price/Tangible Book Value of 104% • Transaction neutral to OCFC book value • Price/Core Deposit Premium of 0.4% • Modest execution risk with conservative assumptions • Expected cost saves of 35%, fully realized in 2016 • Gross credit mark of $2.9 million, 2.4% of loans • Effective execution (2015) Headquarters • Announcement – February 25 OceanFirst Retail Branches, Commercial Loan Production • Regulatory Approvals - June 17 (68 days following application) Offices, and Wealth Management Office • Shareholder Approval - July 9 Colonial American Retail • Closing – July 31 Branches • Systems Integration – October 17 (72 days following legal closing) 28 1 At time of announcement.

I N V E S T O R P R E S E N T A T I O N . . . Cape Bancorp Acquisition • 85% stock and 15% cash, valued at $196 million • Favorable financial terms 1 • Price/Tangible Book Value of 139% • Price/Core Deposit Premium of 4.4% • Expected accretion to GAAP EPS of 17% in 2017 • Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 33%, fully realized by end of 2016 • Expected one-time, pre-tax transaction expenses of $15.5 million • Gross credit mark of $25.5 million, 2.3% of loans • Effective execution (2016) • Announcement – January 5 • Regulatory Approvals – March 28 (52 days following application) Headquarters OceanFirst Retail Branches, • Shareholder Approvals – April 25 Commercial Loan Production Offices, and Wealth • Closing – May 2 Management Office • Systems Integration – completed October 15 Cape Bank Retail Branches and Commercial Loan Offices 29 1 At time of announcement.

I N V E S T O R P R E S E N T A T I O N . . . Ocean Shore Holding Co. Acquisition • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock 20% cash, valued at $181 million • Favorable financial terms 1 • Price/Tangible Book Value of 132% • Price/Core Deposit Premium of 4.9% • Expected accretion to GAAP EPS of over 5% in 2018 • Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 53%, fully realized by end of 2017 • Expected one-time, pre-tax transaction expenses of $19 million • Gross credit mark of $10.0 million, 1.25% of loans • Effective execution (2016) OceanFirst Bank Branches • Announcement – July 13, 2016 Ocean City Home Bank • Regulatory Approvals – October 27, 2016 (72 days following application) Branches • Shareholder Approvals – November 22, 2016 • Closing – November 30, 2016 • Systems Integration – completed May 19, 2017 30 1 At time of announcement.

I N V E S T O R P R E S E N T A T I O N . . . Sun Bancorp, Inc. Acquisition • Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets • 85% stock and 15% cash, valued at $475 million • Favorable financial terms 1 • Price/Tangible Book Value of 169% • Price/Core deposit premium of 12.7% • 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions Sun National Bank has • Earnback of approximately 3.5 years 15 branches within 3 miles of an • Effective Execution OceanFirst Bank branch • Announcement – June 30, 2017 • Regulatory Approvals • Federal Reserve Bank – October 17, 2017 (48-days following application) • Office of Comptroller – December 4, 2017 (96-days following Headquarters application) OceanFirst Bank Branches Sun National Bank Branches • Shareholder Approvals – October 25, 2017 Loan Offices • Closing – January 31, 2018 • System Integration – completed June 9, 2018 31 1 At time of announcement.

I N V E S T O R P R E S E N T A T I O N . . . Capital Bank of New Jersey Pending Acquisition • Deepens OceanFirst’s market position in Southern NJ and the greater metro Philadelphia area • 100% stock, valued at $80 million 1 • Favorable financial terms 1 • Price/Tangible Book Value of 172% • Price/Core Deposit Premium of 8.1% • 2020E EPS accretion of 2.0% • Earn back of approximately 3 years Capital Bank Financial Highlights 2 Market Cap ($M) $62.1 Shares 2,533,779 Total Assets ($M) $495.3 ROAA 1.32% Gross Loans ($M) $313.4 ROAE 14.3% Total Deposits ($M) $446.2 Reported NIM 3.45% TCE / TA 9.23% Yield on Loans 4.96% NPAs / Assets 3 0.08% Cost of Deposits 0.46% Headquarters CRE Concentration 162% Loans / Deposits 70.2% OceanFirst Bank Branches OceanFirst Bank Loan Offices Source: SNL Financial. Capital Bank Branches 1 At time of announcement. Capital Bank Loan Office 32 2 As of or for the quarter ended September 30, 2018. 3 As of or for the quarter ended June 30, 2018.

I N V E S T O R P R E S E N T A T I O N . . . OceanFirst Milestones – 117 Years of Growth Announced Merger IPO to Mutual Agreement with Capital Depositors Bank of New Jersey Created OceanFirst Colonial American Adopted National Foundation Bank Acquired Bank Charter Established Commercial LPO Founded, Established Sun Bancorp, Inc. Trust and Asset Expansion into Point Pleasant, NJ Commercial Lending Acquired Management Mercer County 1902 1985 1996 1999 2000 2014 2015 2016 2018 2019 Capital Bank of New Jersey Branch Expansion Branch Expansion OceanFirstFoundation Cape Bancorp Acquisition Closing Expected into into Exceeds $25 Million in Acquired January 31, 2019 Middlesex County Monmouth County Cumulative Grants Ocean Shore Holding Co. Acquired 33

I N V E S T O R P R E S E N T A T I O N . . . Favorable Competitive Position Community Banks serving Mega Banks OceanFirst Bank Central & Southern NJ # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 59 5,852,183 TD Bank (Canada) 126 21,553,420 Manasquan 10 1,124,236 PNC Bank (PA) 147 18,784,246 OceanFirst Republic First 12 1,099,644 Competitive Position Bank of America (NC) 116 16,288,713 Bank of Princeton 9 842,366 • Responsive Wells Fargo (CA) 139 15,738,724 1ST Constitution 17 759,993 • Flexible Santander Bank 78 6,858,039 Sturdy Savings 14 730,612 (Spain) • Capable • Lending Limit Two River 12 723,017 • Technology • Trust • Cash Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2018 34 Note: Market area is defined as 11 counties in Central and Southern New Jersey

I N V E S T O R P R E S E N T A T I O N . . . Commercial Portfolio Segmentation Total Commercial Loan Exposure by Real Estate Investment by Industry Classification Property Classification Transportation & Motel Miscellaneous Office Warehousing Manufacturing Miscellaneous 3.6% 10.0% 22.4% 1.9% 3.0% 5.3% Commercial Arts/Entertainment/ Development Recreation 1.9% Other 2.4% Services 2.4% Accommodations/ Food Services Multi-Family Industrial/ 7.2% 21.9% Warehouse Healthcare 4.8% 5.0% Residential Development Wholesale Trade 3.6% 2.7% Retail Trade Single Purpose 4.0% 4.8% Retail Store Real Estate 1-4 Family Construction 8.0% Shopping 3.1% Investment 8.3% 63.0% Center 10.7% • Diversified portfolio provides protection against industry-specific credit events 35 As of December 31, 2018